EXHIBIT 10.4
2000 EQUITY PARTICIPATION PLAN
STOCK OPTION AGREEMENT
          THIS AGREEMENT, dated the Grant Date set forth on Exhibit A hereto, (the terms of which are hereby incorporated by reference and made a part of this Agreement) is made by and between Gen-Probe Incorporated, a Delaware corporation, hereinafter referred to as the “Company,” and the Non-Employee Director identified on Exhibit “A” and hereinafter referred to as “Optionee.”
          WHEREAS, the Company wishes to afford the Optionee the opportunity to purchase shares of its Common Stock, par value $0.0001 per share; and
          WHEREAS, the Company wishes to carry out The 2000 Equity Participation Plan of Gen-Probe Incorporated (the “Plan”) (the terms of which are hereby incorporated by reference and made a part of this Agreement); and
          WHEREAS, the Board has determined that it would be to the advantage and best interest of the Company and its stockholders to grant the Stock Option (the “Option”) provided for herein to the Optionee as an inducement to enter into or remain in the service of the Company and as an incentive during such service, and has advised the Company thereof and instructed the undersigned officer to issue said Option.
          NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:
ARTICLE I
DEFINITIONS
          1.1 General. Wherever the following terms are used in this Agreement they shall have the meanings specified below, unless the context clearly indicates otherwise.
          1.2 Board. “Board” shall mean the Board of Directors of the Company.
          1.3 Cause. “Cause” shall mean (a) the commission by the Optionee of a felony or the perpetration by the Optionee of an act of fraud, dishonesty, or misrepresentation against, or breach of fiduciary duty toward, the Company or a Subsidiary or (b) any willful act or omission by the Optionee which is injurious in any material respect to the financial condition or business reputation of the Company or a Subsidiary.
          1.4 Code. “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.
          1.5 Committee. “Committee” shall mean the Compensation Committee of the Board, or a subcommittee of the Board, appointed as provided in Section 7.1 of the Plan.
          1.6 Common Stock. “Common Stock” shall mean the Common Stock of the Company, par value $0.0001 per share.

          1.7 Company. “Company” shall mean Gen-Probe Incorporated, a Delaware corporation.
          1.8 Director. “Director” shall mean a member of the Board. “Director” shall include both a member of the Board who is an Employee and a “Non-Employee Director” (as defined in the Plan).
          1.9 Employee. “Employee” shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any Subsidiary.
          1.10 Exchange Act. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.
     1.11 Fair Market Value. Fair Market Value. “Fair Market Value” shall mean, as of any date, the value of the Common Stock determined as follows:
     (a) If the Common Stock is listed on any established stock exchange or a national market system, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system (or the exchange or system with the greatest volume of trading in the Common Stock) for such date, or if no bids or sales were reported for such date, then the closing sales price (or the closing bid, if no sales were reported) on the trading date immediately prior to such date during which a bid or sale occurred, in each case, as reported by The Nasdaq Stock Market or such other source as the Board deems reliable.
     (b) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.
          1.12 Option. “Option” shall mean the Stock Option granted under this Agreement and Article IV of the Plan.
          1.13 Optionee. “Optionee” shall mean the Non-Employee Director granted the Option under this Agreement and the Plan.
          1.14 Plan. “Plan” shall mean The 2000 Equity Participation Plan of Gen-Probe Incorporated.
          1.15 Retirement. “Retirement” shall mean the Optionee’s resignation after the Optionee has attained age 60 and completed ten (10) or more years of employment with the Company and the Subsidiaries.
          1.16 Secretary. “Secretary” shall mean the Secretary of the Company.
          1.17 Securities Act. “Securities Act” shall mean the Securities Act of 1933, as amended from time to time.
          1.18 Subsidiary. “Subsidiary” shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
          1.19 Termination of Directorship. “Termination of Directorship” shall mean the time when the Optionee cases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, removal, failure to be reelected, death, disability or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship of the Optionee.
ARTICLE II
GRANT OF OPTION
          2.1 Grant of Option. In consideration of the Optionee’s agreement to remain in the employ of the Company or its Subsidiaries and for other good and valuable consideration, effective as of Date of Grant set forth on Exhibit A hereto, the Company irrevocably grants to the Optionee the option to purchase any part or all of an aggregate of the number of shares of Common Stock set forth on Exhibit “A”, upon the terms and conditions set forth in this Agreement.
          2.2 Purchase Price. The purchase price of the shares of Common Stock subject to the Option per share shall be as set forth on Exhibit A hereto, without commission or other charge.
          2.3 Consideration to the Company. In consideration of the granting of the Option by the Company, the Optionee agrees to render faithful and efficient services as a Director. Nothing in the Plan or this Agreement shall confer upon the Optionee any right to continue as a Director.
ARTICLE III
PERIOD OF EXERCISABILITY
          3.1 Commencement of Exercisability.
          (a) Subject to Sections 3.3 and 5.11, the Option shall become exercisable in such amounts and at such times as are set forth in Exhibit “A” hereto.
          (b) No portion of the Option which has not become exercisable at Termination of Directorship shall thereafter become exercisable, except as may be otherwise provided by the Board.
          3.2 Duration of Exercisability. The installments provided for in Section 3.1(a) and Exhibit “A” hereto are cumulative. Each such installment which becomes exercisable pursuant to Section 3.1 shall remain exercisable until it becomes unexercisable under Section 3.3.
          3.3 Expiration of Option. The Option may not be exercised to any extent by anyone after the first to occur of the following events:

          (a) The expiration of ten (10) years from the Date of Grant; or
          (b) The expiration of thirty (30) days following the date of the Optionee’s Termination of Directorship, unless such Termination of Directorship occurs by reason of the Optionee’s discharge for Cause, or by reason of the Optionee’s death, Retirement or disability (within the meaning of Section 22(e)(3) of the Code); or
          (c) The expiration of one (1) day following the date of the Optionee’s Termination of Directorship by reason of the Optionee’s discharge for Cause; or
          (d) The expiration of six (6) months following the date of the Optionee’s Termination of Directorship by reason of the Optionee’s death or disability (within the meaning of Section 22(e)(3) of the Code); or
          (e) The expiration of one (1) year following the date of the Optionee’s Termination of Directorship by reason of the Optionee’s Retirement.
ARTICLE IV
EXERCISE OF OPTION
          4.1 Person Eligible to Exercise. Subject to Section 5.2, during the lifetime of the Optionee, only the Optionee may exercise the Option or any portion thereof. After the death of the Optionee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by the Optionee’s personal representative or by any person empowered to do so under the Optionee’s will or under the then applicable laws of descent and distribution.
          4.2 Partial Exercise. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3; provided, however, that each partial exercise shall be for not less than ten (10) shares and shall be for whole shares only.
          4.3 Manner of Exercise. The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or the Secretary’s office of all of the following prior to the time when the Option or such portion thereof becomes unexercisable under Section 3.3:
          (a) An Exercise Notice in writing signed by the Optionee or the other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Board. Such notice shall be substantially in the form attached as Exhibit “B” (or such other form as is prescribed by the Board); and
     (b) (i) Full payment (in cash or by check) for the shares with respect to which the Option or portion thereof is exercised, to the extent permitted under applicable laws; or

          (ii) With the consent of the Board, such payment may be made, in whole or in part, through the delivery of shares of Common Stock which have been owned by the Optionee for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; or
          (iii) To the extent permitted under applicable laws, through the delivery of a notice that the Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided, that payment of such proceeds is then made to the Company upon settlement of such sale; or
          (iv) With the consent of the Board, any combination of the consideration provided in the foregoing subparagraphs (i), (ii) and (iii); and
          (c) A bona fide written representation and agreement, in such form as is prescribed by the Board, signed by the Optionee or other person then entitled to exercise such Option or portion thereof, stating that the shares of Common Stock are being acquired for the Optionee’s own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act and then applicable rules and regulations thereunder, and that the Optionee or other person then entitled to exercise such Option or portion thereof will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above. The Board may, in its absolute discretion, take whatever additional actions it deems appropriate to ensure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Board may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on an Option exercise does not violate the Securities Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing Common Stock issued on exercise of the Option shall bear an appropriate legend referring to the provisions of this subsection (c) and the agreements herein. The written representation and agreement referred to in the first sentence of this subsection (c) shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Securities Act, and such registration is then effective in respect of such shares; and
          (d) Full payment to the Company (or other employer corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option. With the consent of the Board, (i) shares of Common Stock owned by the Optionee for at least six months duly endorsed for transfer or (ii) shares of Common Stock issuable to the Optionee upon exercise of the Option, having a Fair Market Value at the date of Option exercise equal to the statutory minimum sums required to be withheld, may be used to make all or part of such payment; and

          (e) In the event the Option or portion thereof shall be exercised pursuant to Section 4.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.
          4.4 Conditions to Issuance of Stock Certificates. The shares of Common Stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:
          (a) The admission of such shares to listing on all stock exchanges on which such Common Stock is then listed; and
          (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Board shall, in its absolute discretion, deem necessary or advisable; and
          (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Board shall, in its absolute discretion, determine to be necessary or advisable; and
          (d) The receipt by the Company of full payment for such shares, including payment of all amounts which, under federal, state or local tax law, the Company (or other employer corporation) is required to withhold upon exercise of the Option; and
          (e) The lapse of such reasonable period of time following the exercise of the Option as the Board may from time to time establish for reasons of administrative convenience.
          4.5 Rights as Stockholder. The holder of the Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.
ARTICLE V
OTHER PROVISIONS
          5.1 Administration. The Board shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Board in good faith shall be final and binding upon the Optionee, the Company and all other interested persons. No member of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, this Agreement or the Option. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Board under the Plan and this Agreement.
          5.2 Option Not Transferable.
          (a) The Option may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Board, pursuant to a “DRO” (as defined in the Plan), unless and until the Option has been exercised, or the shares underlying such Option have been issued, and all restrictions applicable to such shares have lapsed. Neither the Option nor any interest or right therein shall be liable for the debts, contracts or engagements of the Optionee or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.
          (b) During the lifetime of the Optionee, only the Optionee may exercise the Option (or any portion thereof), unless it has been disposed of with the consent of the Board pursuant to a DRO. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the Option Agreement, be exercised by the Optionee’s personal representative or by any person empowered to do so under the deceased Optionee’s will or under the then applicable laws of descent and distribution.
          (c) Notwithstanding the foregoing provisions of this Section 5.2 of the Plan, and subject to the requirements of Section 260.140.41 of Title 10 of the California Code of Regulations (to the extent applicable), if designated as a Non-Qualified Stock Option, the Option may be transferred by the Optionee, in writing and with prior written notice to the Board, to any one or more Permitted Transferees (as defined below), subject to the following terms and conditions: (i) the Option, as transferred to a Permitted Transferee, shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) the Option, as transferred to a Permitted Transferee, shall continue to be subject to all the terms and conditions of the Option as applicable to the Optionee (other than the ability to further transfer the Option); and (iii) the Optionee and the Permitted Transferee shall execute any and all documents requested by the Board, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws and (C) evidence the transfer. For purposes of this subsection (c), “Permitted Transferee” shall mean, with respect to the Optionee, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Optionee’s household (other than a tenant or employee), a trust in which these persons (or the Optionee) control the management of assets, and any other entity in which these persons (or the Optionee) own more than fifty percent (50%) of the voting interests, or any other transferee specifically approved by the Administrator after taking into account any state or federal tax or securities laws applicable to transferable Non-Qualified Stock Options.

          5.3 Lock-Up Period. The Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act, the Optionee shall not sell or otherwise transfer any shares of Common Stock or other securities of the Company during such period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company (which period shall not be longer than 180 days) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act.
          5.4 Restrictive Legends and Stop-Transfer Orders.
          (a) The share certificate or certificates evidencing the shares of Common Stock purchased hereunder shall be endorsed with any legends that may be required by state or federal securities laws.
          (b) The Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
          (c) The Company shall not be required: (i) to transfer on its books any shares of Common Stock that have been sold or otherwise transferred in violation of any of the provisions of this Agreement, or (ii) to treat as owner of such shares of Common Stock or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such shares shall have been so transferred.
          5.5 Shares to Be Reserved. The Company shall at all times during the term of the Option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Agreement.
          5.6 Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary, and any notice to be given to the Optionee shall be addressed to the Optionee at the address given beneath the Optionee’s signature hereto. By a notice given pursuant to this Section 5.6, either party may hereafter designate a different address for notices to be given to that party. Any notice which is required to be given to the Optionee shall, if the Optionee is then deceased, be given to the Optionee’s personal representative if such representative has previously informed the Company of such representative’s status and address by written notice under this Section 5.6. Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.
          5.7 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

          5.8 Stockholder Approval. The Plan will be submitted for approval by the Company’s stockholders within twelve (12) months after the date the Plan was initially adopted by the Board. The Option may not be exercised to any extent by anyone prior to the time when the Plan is approved by the stockholders, and if such approval has not been obtained by the end of said twelve month period, the Option shall thereupon be canceled and become null and void.
          5.9 Notification of Disposition. If this Option is designated as an Incentive Stock Option, the Optionee shall give prompt notice to the Company of any disposition or other transfer of any shares of stock acquired under this Agreement if such disposition or transfer is made (a) within two (2) years from the Date of Grant with respect to such shares or (b) within one (1) year after the transfer of such shares to him. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Optionee in such disposition or other transfer.
          5.10 Construction. This Agreement shall be administered, interpreted and enforced under the laws of the State of California without regard to conflicts of laws thereof.
          5.11 Conformity to Securities Laws. The Optionee acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.
          5.12 Amendments. This Agreement may not be modified, amended or terminated except by an instrument in writing, signed by the Optionee or such other person as may be permitted to exercise the Option pursuant to Section 4.1 and by a duly authorized representative of the Company.
(signature page follows)

          IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

GEN-PROBE INCORPORATED

BY:

Henry L. Nordhoff
President and Chief Executive Officer

OPTIONEE:

EXHIBIT A
STOCK OPTION AGREEMENT
dated                     ,      ,
by and between
Gen-Probe Incorporated
and

Optionee’s Name:

Optionee’s Address:

Optionee’s Social Security Number:

Type of Option (check one):
☐   Incentive Stock Option
☐   Non-Qualified Stock Option

Date of Grant:

Vesting Commencement Date:

          1. Pursuant to Section 2.1 of the Agreement, the Company grants an option to purchase any part or all of an aggregate of                     shares of Common Stock (“Option Shares”) at a price per share of $                     upon the terms and conditions set forth in the Agreement.
          2. In accordance with Section 3.1(a) of the Agreement and subject to stockholder approval of the Plan, the Option shall become exercisable in cumulative installments, rounded down to the nearest whole number of shares, as follows:
     (a) One-fourth (1/4) of the Option Shares will vest one year after the Vesting Commencement Date.
     (b) The remainder of the Option Shares will vest monthly thereafter over the following three (3) years at a rate of 1/48th of the shares each month.
          3. Capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

EXHIBIT B
FORM OF EXERCISE NOTICE
Gen-Probe Incorporated
10210 Genetic Center Drive
San Diego, California 92121-1589
Attention: Corporate Secretary

Re:	Exercise of Stock Option
Ladies and Gentlemen:
     1. Exercise of Option. The undersigned Optionee,                                         , was granted an option (the “Option”) to purchase shares of the Common Stock, par value $0.0001 per share (“Common Stock”), of Gen-Probe Incorporated, a Delaware corporation (the “Company”), effective as of                     , pursuant to the Stock Option Agreement, dated                      (the “Option Agreement”). The undersigned hereby elects to exercise the Option as follows:
(a)	The undersigned hereby elects to exercise the Option as to shares of the Common Stock, in accordance with Section 3.1 of the Option Agreement (the “Shares”).
          (b) This date of this exercise is                         ,     .
     2. Payment. The undersigned has enclosed herewith                      (representing full payment for such Shares in accordance with Section 4.3 of the Option Agreement). The undersigned authorizes payroll withholding and otherwise will make adequate provision for the tax withholding obligations of the Company, if any, with respect to such exercise.
     3. Binding Effect. The undersigned agrees that the Shares are being acquired in accordance with and subject to the terms, provisions and conditions of the Option Agreement set forth therein, to all of which the undersigned hereby expressly assent. This Agreement shall inure to the benefit of and be binding upon the heirs, executors, administrators, successors and assigns of the undersigned.
          The undersigned understands that she is purchasing the Shares pursuant to the terms of the Option Agreement, a copy of which the undersigned has received and carefully read and understands.

Receipt of the above is hereby acknowledged
GEN-PROBE INCORPORATED,
a Delaware corporation

By:

Title:

Exhibit B